UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2005

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in charter)

DELAWARE	1-11083	04-2695240
(State or other	(Commission	(IRS employer
jurisdiction of	file number)	identification no.)
incorporation)

One Boston Scientific Place, Natick, Massachusetts	01760-1537
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (508) 650-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the fling obligation of the registrant under any of the following provisions:

☐             Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Agreement.

In connection with the one-time special contribution by Boston Scientific to its 401(k) Retirement Savings Plan announced in September 2004, the Company adopted, effective June 29, 2005, an Excess Benefit Plan and related Trust Agreement. The Excess Benefit Plan is a non-qualified deferred compensation plan and is designed to provide specific supplemental benefits to eligible employees in excess of current Internal Revenue Code limits. Obligations under the Excess Benefit Plan are neither secured (subject to creditors in the event of Boston Scientific's insolvency) nor insured.

A form of each of the Excess Benefit Plan and the Trust Agreement between Boston Scientific Corporation and Vanguard Fiduciary Trust Company are attached hereto as Exhibits 10.1 and 10.2.

Item 9.01.	Financial Statements and Exhibits.

10.1	Form of Boston Scientific Corporation Excess Benefit Plan

10.2	Form of Trust Under the Boston Scientific Corporation Excess Benefit Plan

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON SCIENTIFIC CORPORATION

Date: July 5, 2005	By:	/s/ Lawrence J. Knopf
Lawrence J. Knopf
Vice President and Assistant General Counsel

INDEX TO EXHIBITS

Exhibit

Number	Description

10.1	Form of Boston Scientific Corporation Excess Benefit Plan

10.2	Form of Trust Under the Boston Scientific Corporation Excess Benefit Plan